Exhibit 10.1

AMENDMENT NO. 20
Dated as of October 25, 2019
to
RECEIVABLES PURCHASE AGREEMENT
Dated as of November 30, 2001
This AMENDMENT NO. 20 (this “Amendment”) dated as of October 25, 2019 is entered into among ENERGY SERVICES FUNDING CORPORATION, a Delaware corporation, as the seller (the “Seller”), UGI ENERGY SERVICES, LLC (as successor to UGI Energy Services, Inc.), a Pennsylvania limited liability company (“UGI”), as initial servicer (in such capacity, together with its successors and permitted assigns in such capacity, the “Servicer”), and PNC BANK, NATIONAL ASSOCIATION, a national banking association (“PNC”), as issuer (together with its successors and permitted assigns, the “Issuer”) and as administrator (in such capacity, together with its successors and assigns in such capacity, the “Administrator”).
RECITALS
WHEREAS, the parties hereto have entered into that certain Receivables Purchase Agreement, dated as of November 30, 2001 (as amended, supplemented or otherwise modified from time to time, the “Agreement”);
WHEREAS, the parties hereto wish to amend the Agreement as set forth herein; and
WHEREAS, concurrently herewith, the Seller, Servicer and PNC are entering into a Fourteenth Amended and Restated Fee Letter (the “Fee Letter”).
NOW, THEREFORE, in consideration of the promises and the mutual agreements contained herein and in the Agreement, the parties hereto agree as follows:
SECTION 1.Definitions. All capitalized terms used but not otherwise defined herein are used herein as defined in the Agreement.
SECTION 2.    Amendments to the Agreement. The Agreement is hereby amended as follows:
(a)Section 1.10 of the Agreement is amended by adding the following new clause (f) at the end thereof:
(f)    This Section 1.10 of the Agreement provides a mechanism for determining an alternative rate of interest in the event that the London interbank offered rate is no longer available or in certain other circumstances. The Administrator does not warrant or accept any responsibility for and shall not have any liability with respect to, the administration, submission or any other matter related to the London interbank offered rate or other rates in the definition of LMIR or with respect to any alternative or successor rate thereto, or replacement rate therefor.
(b)The defined term “Federal Funds Rate” set forth in Exhibit I to the Agreement is hereby deleted in its entirety and the following new defined term is inserted in the appropriate alphabetical order:
“Overnight Bank Funding Rate” means for any day, the rate comprised of both overnight federal funds and overnight eurocurrency borrowings by U.S.-managed banking offices of depository institutions, as such composite rate shall be determined by the Federal Reserve Bank of New York (“NYFRB”), as set forth on its public website from time to time, and as published on the next succeeding Business Day as the overnight bank funding rate by the NYFRB (or by such other recognized electronic source (such as Bloomberg) selected by the Administrative Agent for the purpose of displaying such rate); provided, that if such day is not a Business Day, the Overnight Bank Funding Rate for such day shall be such rate on the immediately preceding Business Day; provided, further, that if such rate shall at any time, for any reason, no longer exist, a comparable replacement rate determined by the Administrator at such time (which determination shall be conclusive absent manifest error). If the Overnight Bank Funding Rate determined as above would be less than zero, then such rate shall be deemed to be zero. The rate of interest charged shall be adjusted as of each Business Day based on changes in the Overnight Bank Funding Rate without notice to the Seller.
(a)    Clause (b) of the definition of “Base Rate” set forth in Exhibit I to the Agreement is hereby amended by deleting the reference to “the Federal Funds Rate” and substituting “the Overnight Bank Funding Rate” therefor.
(b)    Clause (a) of the definition of “Eligible Receivable” set forth in Exhibit I to the Agreement is hereby amended by (i) deleting the amount “$200,000” where it appears in sub-clause (ii) thereof and substituting “five percent (5%) of the Outstanding Balance of all Receivables then in the Receivables Pool” therefor and (ii) deleting the amount “$12,500,000” where it appears in sub-clause (iv) thereof and substituting “17,500,000” therefor.
(c)    Clause (a) of the definition of “Facility Termination Date” set forth in Exhibit I to the Agreement is hereby amended by replacing the date “October 25, 2019” with the date “October 23, 2020” where it appears therein.
(d)    The definition of “Purchase Limit” set forth in Exhibit I to the Agreement is hereby replaced in its entirety with the following:
“Purchase Limit” means (i) at any time on or after October 25, 2019 and prior to but excluding May 1, 2020, $150,000,000 and (ii) at any time on and after May 1, 2020, $75,000,000, in each case, as such amount may be subsequently reduced pursuant to Section 1.1(b) of the Agreement; provided, that any such reduction of the Purchase Limit then in effect pursuant to clauses (i) or (ii) above, as applicable, shall automatically and permanently reduce the amount of the Purchase Limit set forth in such other clauses above in the same proportion as the percentage of the reduction of the Purchase Limit then in effect. References to the unused portion of the Purchase Limit shall mean, at any time, the Purchase Limit minus the then outstanding Capital.
SECTION 3.    Certain Representations, Warranties and Covenants. Each of the Seller, UGI and the Servicer, as to itself, hereby represents and warrants that:
(a)    the representations and warranties of such Person contained in Exhibit III to the Agreement (as amended hereby) are true and correct as of the date hereof (unless stated to relate solely to an earlier date, in which case such representations and warranties were true and correct as of such earlier date);
(b)    the execution and delivery by such Person of this Amendment, and the performance of its obligations under this Amendment and the Agreement (as amended hereby) are within its organizational powers and have been duly authorized by all necessary organizational action on its part, and this Amendment and the Agreement (as amended hereby) are its valid and legally binding obligations, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally; and
(c)    no Termination Event or Unmatured Termination Event has occurred, is continuing, or would occur as a result of this Amendment.
SECTION 4.    Effectiveness. This Amendment shall become effective as of the date hereof provided that the Administrator shall have received:
(a)    counterparts to this Amendment executed by each of the parties hereto; and
(b)    counterparts to the Fee Letter executed by each of the parties thereto and confirmation that the “Renewal Fee” owing thereunder has been paid in full.
SECTION 5.    References to Agreement. Upon the effectiveness of this Amendment, each reference in the Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import shall mean and be a reference to the Agreement as amended hereby, and each reference to the Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Agreement shall mean and be a reference to the Agreement as amended hereby.
SECTION 6.    Effect on the Agreement. Except as specifically amended above, the Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.
SECTION 7.    No Waiver. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any party under the Agreement or any other document, instrument or agreement executed in connection therewith, nor constitute a waiver of any provision contained therein, except as specifically set forth herein.
SECTION 8.    Governing Law. THIS AMENDMENT, INCLUDING THE RIGHTS AND DUTIES OF THE PARTIES HERETO, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSE SECTION 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).
SECTION 9.    Successors and Assigns. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.
SECTION 10.    Headings. The Section headings in this Amendment are inserted for convenience of reference only and shall not affect the meaning or interpretation of this Amendment or any provision hereof.
SECTION 11.    Counterparts. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or electronic transmission shall be effective as delivery of a manually executed counterpart hereof.
SECTION 12.    Severability. Each provision of this Amendment shall be severable from every other provision of this Amendment for the purpose of determining the legal enforceability of any provision hereof, and the unenforceability of one or more provisions of this Amendment in one jurisdiction shall not have the effect of rendering such provision or provisions unenforceable in any other jurisdiction.
[Signature Pages Follow]

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date first above written.
ENERGY SERVICES FUNDING CORPORATION

By: /s/ Andrew Koehler
Name:    Andrew Koehler
Title:    Controller

UGI ENERGY SERVICES, LLC

By: /s/ Andrew Koehler
Name:    Andrew Koehler
Title:    Controller

PNC BANK, NATIONAL ASSOCIATION,
as Issuer and Administrator

By: /s/ Eric Bruno
Name:    Eric Bruno
Title:    Senior Vice President